                                GSE SYSTEMS, INC.                  EXHIBIT 21.1

                                   FORM 10-K

                      FOR THE YEAR ENDED DECEMBER 31, 1996




                         SUBSIDIARIES OF THE REGISTRANT


     The companies listed below are directly or indirectly owned 100% by GSE Systems Inc. and are included in its consolidated financial statements. GS Information Systems FSC Ltd., GSE Systems International Ltd, MSHI, Inc., GSE Power Systems AB and GSE Process Solutions, Inc. are wholly owned subsidiaries of GSE Systems, Inc. GP International Engineering & Simulation, Inc. and GSE Services Company L.L.C. are wholly owned subsidiaries of GSE Power Systems, Inc. which is a wholly owned subsidiary of MSHI, Inc. GSE Process Solutions B.V. is a wholly owned subsidiary of GSE Process Solutions, Inc. GSE Process Solutions Belgium N.V. and GSE Process Solutions Singapore (Pte) Limited are wholly owned subsidiaries of GSE Process Solutions B.V.


   Name                                                         Jurisdiction of Organization
   ----                                                         ----------------------------
   GS Information Systems FSC Ltd.                              Barbados

   GSE Systems International Ltd.                               State of Delaware

   MSHI, Inc.                                                   State of Virginia

   GSE Power Systems, Inc.                                      State of Delaware

   GP International Engineering & Simulation, Inc.              State of Delaware

   GSE Services Company L.L.C.                                  State of Delaware

   GSE Power Systems AB                                         Sweden

   GSE Process Solutions, Inc.                                  State of Delaware

   GSE Process Solutions B.V.                                   Netherlands

   GSE Process Solutions Belgium N.V.                           Belgium

   GSE Process Solutions Singapore (Pte) Limited                Singapore